SMITH BARNEY MONEY FUNDS, INC.

On behalf of the Cash Portfolio (the "Fund")
Class Z Shares

Supplement dated July 10, 2001 to

Prospectus dated April 30, 2001


The following information revises and supersedes, as applicable, certain information set forth in the Class Z Shares Prospectus of the Fund under the section "Dividends, Distributions and Taxes -
Dividends."


Dividends The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional Class Z shares. The fund expects distributions to be primarily from income.





FD 02338


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